UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

☒	Filed by the Registrant

☐	Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CYBEX INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

Cybex International, Inc.

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 6, 2009.

Name

Address

City, State Zip Code

As part of our efforts to cut unnecessary expenses and conserve the environment, Cybex International, Inc. has elected to provide Internet access to the proxy statement and annual report rather than mailing paper reports. This reduces postage and printing expenses and paper waste.

The proxy statement and annual report are available at:

http://www.cfpproxy.com/0666

The annual shareholder meeting will be held at Cybex International, Inc., 10 Trotter Drive, Medway, Massachusetts 02053 on Wednesday, May 6, 2009 at 2:00 P.M. local time. The matters to be covered are noted below:

1.	Election of three Directors;

2.	Other matters as may be put forth at the meeting.

The Board of Directors of Cybex International, Inc. recommends voting for the above proposals.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Shortly, you will receive a proxy card that will reflect the proposals to be voted on at the Annual Meeting. You may vote on-line, by phone, by mail or in person. If you wish to vote on-line or by phone, you will need your Shareholder Control Number which can be found in the bottom right hand corner of this notice and the web address and/or toll-free phone number, both of which will be included on the proxy card. No other personal information will be required in order to vote in this manner. If you wish to vote by mail, simply cast your vote on the proxy card you will receive and sign and return it in the accompanying Business Reply Envelope. If you need directions to attend the annual shareholder meeting and vote in person, please call 508-533-4300. We ask that you cast your vote promptly. Thank you for your continued support!

If you want to receive a paper copy of the proxy statement and annual report, you can request one at anytime. There is no charge to you for requesting a copy. Please make your request for a copy of these documents by April 24, 2009 to ensure delivery before the shareholder meeting.

To request a paper copy of these items, you will need your Shareholder Control Number that can be found in the lower right hand corner of this letter. Then, either:

•	Call our toll-free number, (800) 951-2405; or

•	Visit our website at http://www.cfpproxy.com/0666; or

•	Send us an email at fulfillment@rtco.com.

and enter the Shareholder Control Number when prompted or, if you send us an email, enter it in the subject line.

‘Shareholder Control Number’

Cybex International, Inc.

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 6, 2009.

As part of our efforts to cut unnecessary expenses and conserve the environment, Cybex International, Inc. has elected to provide Internet access to the proxy statement and annual report rather than mailing paper reports. This reduces postage and printing expenses and paper waste.

The proxy statement and annual report are available at:

http://www.cfpproxy.com/0666

The annual shareholder meeting will be held at Cybex International, Inc., 10 Trotter Drive, Medway, Massachusetts 02053 on Wednesday, May 6, 2009 at 2:00 P.M. local time. The matters to be covered are noted below:

1.	Election of three Directors;

2.	Other matters as may be put forth at the meeting.

The Board of Directors of Cybex International, Inc. recommends voting for the above proposals.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

You may vote on-line, by phone, by mail or in person. If you wish to vote on-line or by phone, you will need your Shareholder Control Number which can be found in the bottom right hand corner of your proxy card, the web address and toll-free phone number. No other personal information will be required in order to vote in this manner. If you wish to vote by mail, simply cast your vote on the enclosed proxy card sign and return it in the accompanying Business Reply Envelope. If you need directions to attend the annual shareholder meeting and vote in person, please call 508-533-4300. We ask that you cast your vote promptly. Thank you for your continued support!

If you want to receive a paper copy of the proxy statement and annual report, you can request one at anytime. There is no charge to you for requesting a copy. Please make your request for a copy of these documents by April 24, 2009 to ensure delivery before the shareholder meeting.

To request a paper copy of these items, you will need your Shareholder Control Number that can be found in the lower right hand corner of your proxy card. Then, either:

•	Call our toll-free number, (800) 951-2405; or

•	Visit our website at http://www.cfpproxy.com/0666; or

•	Send us an email at fulfillment@rtco.com.

and enter the Shareholder Control Number when prompted or, if you send us an email, enter it in the subject line.